Exhibit 99(c)

                                                                 [CITICORP LOGO]


                               CITICORP CAPITAL __

                              OFFER TO EXCHANGE ITS
         ____% TRUST ORIGINATED PREFERRED SECURITIES(sm)1 ("TOPRS(sm)") (LIQUIDATION AMOUNT $25 PER PREFERRED SECURITY, FULLY AND UNCONDITIONALLY
        GUARANTEED BY CITICORP TO THE EXTENT SET FORTH IN THE PROSPECTUS)

             FOR UP TO _____________ OUTSTANDING DEPOSITARY SHARES,
                 EACH REPRESENTING A 1/10 INTEREST IN A SHARE OF
            ____% ___________ PREFERRED STOCK, SERIES __, OF CITICORP
                              (CUSIP 173034 _____)

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          THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE
              AT 5:00 P.M., NEW YORK CITY TIME, ON APRIL __, 1997,
                          UNLESS THE OFFER IS EXTENDED.
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                                                                  March __, 1997


To Brokers, Dealers, Commercial Banks,
  Trust Companies and Other Nominees:

      We have been appointed by Citicorp, a Delaware corporation, and Citicorp Capital __, a Delaware statutory business trust (the "Trust"), to act as Dealer Managers in connection with the offer by the Trust to exchange, upon the terms and subject to the conditions set forth in the Prospectus referred to below and the related Letter of Transmittal (which together constitute the "Offer"), its ____% Trust Originated Preferred Securities(sm) ("TOPrS(sm)") (the "Capital Securities") for up to an aggregate of ____________ (the "Maximum Number") depositary shares (the "Depositary Shares"), each representing a 1/10 interest in a share of ____% __________ Preferred Stock, Series __, of Citicorp, not owned by Citicorp, that are validly tendered and accepted for exchange pursuant to the Offer.

      Concurrently with the Offer, certain other business trusts affiliated with Citicorp are offering to exchange their Trust Originated Preferred Securities(sm) for depositary shares representing interests in other series of preferred stock of Citicorp. This letter relates only to the Offer by Citicorp Capital __.

      Pursuant to the Offer, exchanges will be made on the basis of one Capital Security for each Depositary Share validly tendered and accepted for exchange in the Offer. The Trust will accept for exchange all Depositary Shares validly tendered and not withdrawn, up to the Maximum Number, upon the terms and subject to the conditions of the Offer described in the Prospectus dated _____________, 1997 (the "Prospectus"). If more than the Maximum Number of Depositary Shares are validly tendered for exchange pursuant to the Offer and not withdrawn prior to the Expiration Date, the Trust will accept such shares on a pro rata basis. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Prospectus.

      For your information and for forwarding to your clients for whom you hold Depositary Shares registered in your name or in the name of your nominee, we are enclosing the following documents:

________

(sm) "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co.

      1. Prospectus;

      2. Letter of Transmittal for your use and for the information of your clients, together with Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to backup federal income tax withholding;

      3. Notice of Guaranteed Delivery to be used to accept the Offer if the depositary receipts for the Depositary Shares and all other required documents cannot be delivered to the Exchange Agent by the Expiration Date, or the book-entry transfer of the depositary receipts for the Depositary Shares cannot be completed by the Expiration Date;

      4. A form of letter that may be sent to your clients for whose accounts you hold Depositary Shares registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions and designation of Soliciting Dealer with regard to the Offer;

      5. A letter from an executive officer of Citicorp to holders of Depositary Shares that may be sent to your clients;

      6. A Question and Answer pamphlet that may be sent to your clients; and

      7. A return envelope addressed to Citibank, N.A., the Exchange Agent.

      WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE.

      THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON APRIL __, 1997, UNLESS THE OFFER IS EXTENDED.

      NONE OF CITICORP, THE BOARD OF DIRECTORS OF CITICORP, THE TRUSTEES OF THE TRUST OR THE TRUST MAKES ANY RECOMMENDATION TO HOLDERS OF DEPOSITARY SHARES AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING IN THE OFFER. HOLDERS OF DEPOSITARY SHARES ARE URGED TO CONSULT THEIR FINANCIAL AND TAX ADVISORS IN MAKING THEIR DECISIONS ON WHAT ACTION TO TAKE IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES.

      Citicorp will pay a solicitation fee of $____ per Depositary Share ($____ per Depositary Share with respect to solicitation of beneficial holders of 10,000 or more shares) for any Depositary Shares validly tendered and accepted for exchange and exchanged pursuant to the Offer and covered by a Letter of Transmittal which designates, as having solicited and obtained the tender, the name of (i) any broker or dealer in securities, including the Dealer Managers in their capacity as brokers or dealers, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of Depositary Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer as such in the box captioned "Solicited Tenders."

      Soliciting Dealers will include any of the organizations described in clauses (i), (ii) and (iii) above even when the activities of such organizations in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including the Prospectus and Letter of Transmittal, and tendering depositary receipts for Depositary Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Depositary Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing depositary receipts for Depositary Shares tendered" and "forwarding to customers materials regarding the Offer."

      If depositary receipts for tendered Depositary Shares are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with The Depository Trust Company, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date in order to receive a solicitation fee. Such Notice of Solicited Tenders is attached hereto on page 4. No solicitation fee shall be payable to a Soliciting Dealer in respect of Depositary Shares (i) beneficially owned by such Soliciting Dealer or (ii) registered in the name of such Soliciting Dealer unless such Depositary Shares are held by such Soliciting Dealer as nominee and such Depositary Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or the Notice of Solicited Tenders. No solicitation fee shall be payable to the Soliciting Dealer with respect to the tender of Depositary Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer.

      No solicitation fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer any portion of such fee to a tendering holder (other than itself). No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Citicorp, the Trust, the Trustees, the Exchange Agent, the Information Agent or the Dealer Managers for purposes of the Offer.

      Citicorp will, upon request, reimburse brokers, dealers, commercial banks and trust companies for reasonable and necessary costs and expenses incurred by them in forwarding materials to their customers. Citicorp will pay all stock transfer taxes applicable to the acceptance of Depositary Shares pursuant to the Offer, subject to Instruction 6 of the Letter of Transmittal.

      Soliciting Dealers should take care to ensure proper record-keeping to document their entitlement to any solicitation fee.

      Any inquiries you may have with respect to the Offer should be addressed to, and additional copies of the enclosed materials may be obtained from, the Information Agent or the undersigned at the addresses and telephone numbers set forth below.

      Concurrently with the Offer, certain other business trusts affiliated with Citicorp are offering to exchange their Trust Originated Preferred Securities(sm)2 for depositary shares representing interests in other series of preferred stock of Citicorp. This letter relates only to the Offer by Citicorp Capital __.

                                        Very truly yours,

                                        MERRILL LYNCH & CO.
                                        SMITH BARNEY INC.
                                        PRUDENTIAL SECURITIES INC.


      NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU THE AGENT OF CITICORP, THE TRUST, THE TRUSTEES OF THE TRUST, THE DEALER MANAGERS, THE INFORMATION AGENT OR THE EXCHANGE AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.


________

(sm) "Trust Originated Preferred Securities" is a service mark of Merrill Lynch & Co.

                               CITICORP CAPITAL __
                           NOTICE OF SOLICITED TENDERS

      List below the number of Depositary Shares whose tender you have solicited. All Depositary Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Exchange Agent. If the space below is inadequate, list the Depositary Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY EXCHANGE AGENT."

      ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE EXCHANGE AGENT WITHIN THREE NYSE TRADING DAYS AFTER THE EXPIRATION DATE AT THE ADDRESS SET FORTH BELOW. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH BELOW. NOTICE MAY BE FAXED TO THE EXCHANGE AGENT AT (____) _________, CONFIRMATION NUMBER ______________. ENCLOSE ADDITIONAL PAGES AS NEEDED.

            BENEFICIAL HOLDERS OF FEWER THAN 10,000 DEPOSITARY SHARES

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                                            TENDER SHARES
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                              NUMBER OF                          DTC
                              SHARES                             PARTICIPANT
BENEFICIAL OWNERS             TENDERED       VOI NUMBER*         NUMBER
--------------------------------------------------------------------------------

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Beneficial Owner No. 1
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Beneficial Owner No. 2
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Beneficial Owner No. 3
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Beneficial Owner No. 4
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Beneficial Owner No. 5
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Beneficial Owner No. 6
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Beneficial Owner No. 7
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Beneficial Owner No. 8
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Beneficial Owner No. 9
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Beneficial Owner No. 10
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         Total
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             BENEFICIAL HOLDERS OF 10,000 OR MORE DEPOSITARY SHARES

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                                            TENDER SHARES
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                              NUMBER OF                          DTC
                              SHARES                             PARTICIPANT
BENEFICIAL OWNERS             TENDERED       VOI NUMBER          NUMBER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Beneficial Owner No. 1
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Beneficial Owner No. 2
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Beneficial Owner No. 3
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Beneficial Owner No. 4
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Beneficial Owner No. 5
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Beneficial Owner No. 6
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Beneficial Owner No. 7
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Beneficial Owner No. 8
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Beneficial Owner No. 9
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                                      -4-

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                                            TENDER SHARES
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                              NUMBER OF                          DTC
                              SHARES                             PARTICIPANT
BENEFICIAL OWNERS             TENDERED       VOI NUMBER          NUMBER
--------------------------------------------------------------------------------
Beneficial Owner No. 10
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         Total
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      All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Exchange Agent, in its sole discretion, which determination will be final and binding. Neither the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

      The undersigned hereby confirms that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Prospectus (unless the undersigned is not being compensated for such solicitation); (iii) in soliciting tenders of Depositary Shares, it has used no soliciting materials other than those furnished by Citicorp or the Trust; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations outside the United States to the same extent as though it were an NASD member.


______________________________             ___________________________________
Print Firm Name                            Address


______________________________             ___________________________________
Authorized Signature                       City, State, Zip Code


______________________________             ___________________________________
Area Code and Telephone Number             Attention


DO NOT SEND DEPOSITARY RECEIPTS FOR DEPOSITARY SHARES WITH THIS FORM. YOUR DEPOSITARY RECEIPTS FOR DEPOSITARY SHARES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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                      SOLICITATION FEE PAYMENT INSTRUCTIONS

  Issue Check to:


  Name      ___________________________________________________________________
                                 (Please Print)


  Address   ___________________________________________________________________


            ___________________________________________________________________
                             (City, State, Zip Code)


 Taxpayer Identification No. (or Social Security No.)__________________________

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                                       -5-

                     THE INFORMATION AGENT FOR THE OFFER IS:

                         [GEORGESON & COMPANY INC. LOGO]

                                Wall Street Plaza
                            New York, New York 10005
                           (800) 223-2064 (Toll-Free)

                         Banks and Brokers Call Collect:
                                 (212) 440-9800

                     THE DEALER MANAGERS FOR THE OFFER ARE:


                               MERRILL LYNCH & CO.
                             World Financial Center
                          North Tower -- Seventh Floor
                            New York, New York 10281
                           (888) ML4-TNDR (Toll-Free)
                           (888) 654-8637 (Toll-Free)
                             Attn: Susan L. Weinberg


        SMITH BARNEY INC.                        PRUDENTIAL SECURITIES INC.
390 Greenwich Street - Fifth Floor          One New York Plaza - Fifteenth Floor
     New York, New York 10013                     New York, New York 10292
    (800) 655-4811 (Toll-Free)                   (800) 778-2241(Toll-Free)
       Attn: Paul S. Galant                          Attn: Martin Oring


                      THE EXCHANGE AGENT FOR THE OFFER IS:

                                 CITIBANK, N.A.

             BY HAND:                     BY MAIL (REGISTERED OR CERTIFIED MAIL
                                                      RECOMMENDED):
          Citibank, N.A.                              Citibank, N.A.
Corporate Agency & Trust Services          c/o Citicorp Data Distribution, Inc.
    111 Wall Street, 5th Floor                        P.O. Box 7069
     New York, New York 10043                   Paramus, New Jersey 07653


                              BY OVERNIGHT COURIER:
                                 Citibank, N.A.
                      c/o Citicorp Data Distribution, Inc.
                                 404 Sette Drive
                            Paramus, New Jersey 07652


                                  BY FACSIMILE:
                        (For Eligible Institutions Only)
                                 (201) 262-3240


         CONFIRM RECEIPT OF NOTICE OF GUARANTEED DELIVERY BY TELEPHONE:
                                 (800) 422-2077


                                       -6-